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                                                                    EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the accompanying Quarterly Report on Form 10-Q of Franklin Finance Corporation for the quarter ended September 30, 2002, I, David L. Shelp, President, Chief Executive Officer and Chief Financial Officer of Franklin Finance Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:


                  (1) such Quarterly Report on Form 10-Q of Franklin Finance Corporation for the quarter ended September 30, 2002, fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Quarterly Report on Form 10-Q of Franklin Finance Corporation for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Franklin Finance Corporation.

                           /s/ David L. Shelp
                           -------------------------------------------------
November 13, 2002          David L. Shelp
                           Director, President, Chief Executive Officer and
                           Chief Financial Officer
                           (Principal executive and principal financial officer)






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